EXHIBIT 31.3

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Shum, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of INVO Bioscience, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: April 27, 2023	/s/ Steven Shum
Steven Shum Chief Executive Officer